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                     TO PROSPECTUS DATED NOVEMBER 1, 1995.
                             THE LEGENDS FUND, INC.

     The Prospectus is hereby supplemented as follows:

     1. BY SUBSTITUTING THE FOLLOWING LANGUAGE FOR THE DESCRIPTION OF RENAISSANCE INVESTMENT MANAGEMENT UNDER "MANAGEMENT OF THE FUND - INVESTMENT MANAGER, SUB-ADVISERS AND DISTRIBUTOR:"

RENAISSANCE INVESTMENT MANAGEMENT (Renaissance), 1700 Young Street, Cincinnati, Ohio 45210, serves as the Sub-Adviser to the Renaissance Balanced Portfolio. Renaissance is a recognized leader in providing quantitatively-based investment management strategies to individual and institutional clients of all types, including corporate, endowment, religious, foundation, public and Taft-Hartley funds. As of June 30, 1995, the firm managed in excess of $1.5 billion in assets.

Michael E. Schroer is responsible for the day-to-day management of the Renaissance Balanced Portfolio and has been since the Portfolio's inception. Mr. Schroer has served as Senior Vice President, Director of Research and a portfolio manager at Renaissance since January 1984.

Renaissance Investment Management, Inc. ("RIM") and Descartes, Inc. ("Descartes") are the two general partners of Renaissance. RIM owns 80% of the partnership interests in Renaissance and Descartes owns the remaining 20%. RIM also has the right to purchase from Descartes partnership interests which would give RIM an aggregate 91% of the partnership interests in Renaissance and leave Descartes with a 9% interest in Renaissance. RIM is controlled by S. William Miller and Frank W. Terrizzi, who together own approximately 88% of the voting stock of RIM. Descartes is principally owned by Donald W. Kennedy, Michael E. Schroer and Paul A. Radomski, who together own approximately 88% of the voting stock of Descartes.

Proposed Sale of Renaissance. Renaissance is currently the subject of the agreement described below (the "Renaissance Transaction"), the consummation of which will result in a change in the ownership of Renaissance and, accordingly, an automatic termination of the sub-advisory agreement between Integrity and Renaissance. The Board of Directors of the Fund has unanimously approved a new sub-advisory agreement between Integrity and Renaissance, to become effective upon the consummation of the Renaissance Transaction. The new sub-advisory agreement is being submitted for approval by the shareholders of the Renaissance Balanced Portfolio at a meeting scheduled to be held on November 3, 1995.

Renaissance, RIM, and Descartes, together with certain key management employees of Renaissance who are also stockholders in Descartes, and corporations wholly owned by such key management employees, have entered into an agreement pursuant to which, subject to the satisfaction of certain conditions, RIM will exercise its purchase rights to obtain an additional 11% interest in Renaissance, and immediately thereafter RIM will transfer all its interest in Renaissance to Affiliated Managers Group, Inc. ("AMG"), a Delaware corporation. Upon the
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closing of the Renaissance Transaction, AMG will be the sole managing general partner of Renaissance and will have a seventy percent (70%) interest in the profits of Renaissance. Descartes and the corporations owned by key management employees of Renaissance will have in the aggregate a thirty percent (30%) interest in the profits of Renaissance. An additional ten percent (10%) interest, of which AMG will be deemed the owner upon consummation of the Renaissance Transaction, will be reserved for subsequent issuance to key employees upon the satisfaction of certain conditions.

AMG was established in December 1993 to obtain investment interests in high quality investment management firms. More than fifty percent (50%) of the stock of AMG is controlled by TA Associates, Inc., a Delaware corporation which, together with its predecessors, has directly or indirectly invested in more than 200 enterprises prior to its investment in AMG.


     2. BY SUBSTITUTING THE FOLLOWING LANGUAGE FOR THE DESCRIPTION OF DREMAN VALUE ADVISORS INC. UNDER "MANAGEMENT OF THE FUND - INVESTMENT MANAGER, SUB-ADVISERS AND DISTRIBUTOR:"

DREMAN VALUE MANAGEMENT, L.P. On August 24, 1995, Dreman Value Management, L.P. ("DVM, L.P."), the Sub-Advisor to the Dreman Value Portfolio, sold substantially all of its assets to Dreman Value Advisors, Inc. ("Dreman Advisors"), a wholly owned subsidiary of Kemper Financial Services, Inc. ("KFS") (the "Acquisition"). KFS is an indirect wholly owned subsidiary of Kemper Corporation ("Kemper"), a publicly owned financial services holding company. As a result of the Acquisition, the sub-advisory agreement between Integrity and DVM, L.P. automatically terminated. In connection with the Acquisition, however, Dreman Advisors, as successor to DVM, L.P., agreed with Integrity to continue to provide investment advisory services to the Dreman Value Portfolio on an interim basis until such time as a sub-advisory agreement in respect of the Portfolio is approved by the Portfolio's shareholders. Dreman Advisors has agreed with Integrity to provide such interim services without compensation. The interim agreement with Dreman Advisors was approved by the Fund's Board of Directors, including all of the directors who are not "interested persons" of the Fund. In addition, Dreman Advisors has agreed to pay the expenses of soliciting shareholder approval of a proposed new sub-advisory agreement between Integrity and Dreman Advisors.

The Board of Directors has unanimously approved the proposed sub-advisory agreement between Integrity and Dreman Advisors, to become effective upon the approval thereof by the shareholders of the Dreman Value Portfolio. The sub-advisory agreement was submitted for the approval of the shareholders of the Dreman Value Portfolio at a meeting scheduled to be held on October 27, 1995.

Dreman Advisors is located at 10 Exchange Place, 20th Floor, Jersey City, New Jersey 07302. As of June 30, 1995, Dreman Advisors' predecessor organization, DVM, L.P., managed over $1.5 billion. Clients include public funds, corporate benefit funds, college endowments and foundations, Taft-Hartley funds, and other institutional accounts. In addition, Dreman Advisors serves as investment adviser to the Kemper-Dreman Mutual Group, Inc., which consists of three portfolios, Kemper-Dreman Contrarian Fund, Kemper-Dreman High Return Fund and Kemper-Dreman Small Cap Value Fund. Dreman Advisors, a Delaware corporation, was formed in August, 1995 in order to purchase substantially all of the assets of DVM, L.P. Together with its predecessor organizations, Dreman Advisors has been in the investment management business since 1977.

All investment decisions by Dreman Advisors for the Dreman Value Portfolio are made by an investment committee, which includes a group of senior investment professionals.

Proposed Sale of Kemper to Zurich Insurance Company. Kemper has entered into an agreement (the "Merger Agreement") whereby ZIP Acquisition Corp. ("ZIP"), an 80% owned, indirect subsidiary of Zurich Insurance Company ("Zurich"), will be merged with and into Kemper and Kemper will continue as the surviving corporation (the "Kemper merger"). In connection with the Kemper merger, KFS will be merged with KFS Acquisition Corp., a wholly-owned, indirect subsidiary of Zurich, with the surviving corporation ("New KFS") continuing with the name "Kemper Financial Services, Inc." Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Zurich's primary business is as an insurer. It is expected that the foregoing transactions will close in early January, 1996.


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The consummation of the Kemper merger will result in a change in control of
Dreman Advisors and, accordingly, an automatic termination of the sub-advisory agreement between Integrity and Dreman Advisors. The Board of Directors has unanimously approved a new sub-advisory agreement between Integrity and Dreman Advisors, to become effective upon the consummation of the Kemper merger. The new sub-advisory agreement has also been submitted for approval by the shareholders of the Dreman Value Portfolio.



                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE




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